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Product Types for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Product Types                                         Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Balloon 15/30                                  $71,612,988.65           1,129               98.06%         $63,430.46       10.048%
Fixed Rate 15 Year                                 864,406.40              17                 1.18          50,847.44        10.015
Fixed Rate 20 Year                                 524,833.75              12                 0.72          43,736.15         9.720
Fixed Rate 30 Year                                  24,781.70               1                 0.03          24,781.70         9.990
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Product Types                                     Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
Balloon 15/30                                      179              665                99.46%
Fixed Rate 15 Year                                 179              678                 99.57
Fixed Rate 20 Year                                 237              660                 98.32
Fixed Rate 30 Year                                 357              588                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Principal Balances for the Mortgage Loans*

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Range of Principal Balances ($)                       Balance           Loans              Balance            Balance        Coupon
--------------------------------------------------------------   -------------    -----------------    ---------------    ----------
           0.01  to   50,000.00                $16,252,915.91             494               22.26%         $32,900.64       10.139%
      50,000.01  to  100,000.00                 36,305,064.70             505                49.71          71,891.22        10.082
     100,000.01  to  150,000.00                 15,820,361.66             133                21.66         118,950.09         9.920
     150,000.01  to  200,000.00                  4,230,492.39              25                 5.79         169,219.70         9.906
     200,000.01  to  250,000.00                    418,175.84               2                 0.57         209,087.92         9.350
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Range of Principal Balances ($)                   Term             FICO                  CLTV
-------------------------------------------------------   --------------      ----------------
           0.01  to   50,000.00                    180              656                99.33%
      50,000.01  to  100,000.00                    179              666                 99.52
     100,000.01  to  150,000.00                    179              672                 99.46
     150,000.01  to  200,000.00                    179              672                 99.28
     200,000.01  to  250,000.00                    179              667                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

-------------------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $63,008.64.

Gross Mortgage Rates for the Mortgage Loans*

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
Range of Current                                    Principal        Mortgage            Principal          Principal       Average
Gross Mortgage Rates (%)                              Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
   6.501  to    7.000                             $159,462.32               1                0.22%        $159,462.32        6.740%
   7.001  to    7.500                              146,542.00               3                 0.20          48,847.33         7.371
   7.501  to    8.000                            1,131,621.49              17                 1.55          66,565.97         7.983
   8.001  to    8.500                            4,588,585.46              71                 6.28          64,627.96         8.343
   8.501  to    9.000                            7,421,665.43             106                10.16          70,015.71         8.890
   9.001  to    9.500                            9,499,160.49             133                13.01          71,422.26         9.436
   9.501  to   10.000                           17,860,906.20             301                24.46          59,338.56         9.915
  10.001  to   10.500                           11,316,301.90             178                15.50          63,574.73        10.387
  10.501  to   11.000                           12,969,117.13             198                17.76          65,500.59        10.865
  11.001  to   11.500                            4,456,414.09              91                 6.10          48,971.58        11.376
  11.501  to   12.000                            2,107,686.44              37                 2.89          56,964.50        11.950
  12.001  to   12.500                            1,218,380.06              20                 1.67          60,919.00        12.427
  12.501  to   13.000                              151,167.49               3                 0.21          50,389.16        12.801
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
Range of Current                             Remaining          Average               Average
Gross Mortgage Rates (%)                          Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
   6.501  to    7.000                              179              708               100.00%
   7.001  to    7.500                              209              680                 96.57
   7.501  to    8.000                              179              724                 99.90
   8.001  to    8.500                              179              714                 99.60
   8.501  to    9.000                              180              681                 99.38
   9.001  to    9.500                              179              695                 99.57
   9.501  to   10.000                              179              668                 99.68
  10.001  to   10.500                              180              654                 99.27
  10.501  to   11.000                              179              640                 99.35
  11.001  to   11.500                              179              639                 99.57
  11.501  to   12.000                              179              627                 98.31
  12.001  to   12.500                              181              612                 99.34
  12.501  to   13.000                              179              607                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

-------------------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 10.045%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
Range of Combined                                   Principal        Mortgage            Principal          Principal       Average
Loan-to-Value Ratios (%)                              Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
75.01  to    80.00                                $126,100.00               1                0.17%        $126,100.00       10.750%
80.01  to    85.00                                 214,911.35               2                 0.29         107,455.68         9.982
85.01  to    90.00                                 862,433.99              20                 1.18          43,121.70         9.961
90.01  to    95.00                               4,529,905.17              71                 6.20          63,801.48        10.337
95.01  to   100.00                              67,293,659.99           1,065                92.15          63,186.54        10.026
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                               Weighted
                                                Average         Weighted              Weighted
Range of Combined                             Remaining          Average               Average
Loan-to-Value Ratios (%)                           Term             FICO                  CLTV
-------------------------------------    ---------------   --------------      ----------------
75.01  to    80.00                                  179              749                80.00%
80.01  to    85.00                                  179              695                 84.07
85.01  to    90.00                                  179              660                 90.00
90.01  to    95.00                                  181              655                 94.84
95.01  to   100.00                                  179              666                 99.97
-------------------------------------    ---------------   --------------      ----------------
Total:                                              179              666                99.45%
=====================================    ===============   ==============      ================

-------------------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 99.45%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Range of Credit Scores                                Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
560  to  579                                       $20,984.53               1                0.03%         $20,984.53       10.875%
580  to  599                                     3,849,575.06              87                 5.27          44,247.99        10.737
600  to  619                                     9,301,771.99             171                12.74          54,396.33        10.809
620  to  639                                    10,079,386.56             165                13.80          61,087.19        10.364
640  to  659                                    13,007,282.37             199                17.81          65,363.23        10.165
660  to  679                                    11,349,978.96             171                15.54          66,374.15        10.025
680  to  699                                     8,558,189.30             122                11.72          70,149.09         9.718
700  to  719                                     6,192,506.00              88                 8.48          70,369.39         9.485
720  to  739                                     4,411,734.03              65                 6.04          67,872.83         9.369
740  to  759                                     3,464,083.46              52                 4.74          66,616.99         9.285
760  to  779                                     1,499,092.69              20                 2.05          74,954.63         9.373
780  to  799                                     1,069,876.31              15                 1.47          71,325.09         8.918
800  to  819                                       222,549.24               3                 0.30          74,183.08         9.053
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Range of Credit Scores                            Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
560  to  579                                       177              579               100.00%
580  to  599                                       181              590                 99.61
600  to  619                                       179              610                 99.46
620  to  639                                       179              630                 98.87
640  to  659                                       180              650                 99.68
660  to  679                                       179              669                 99.58
680  to  699                                       179              689                 99.75
700  to  719                                       179              707                 99.77
720  to  739                                       179              729                 99.37
740  to  759                                       179              748                 98.32
760  to  779                                       179              767                 99.55
780  to  799                                       178              786                100.00
800  to  819                                       179              808                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination. ** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 666.

Original Term for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Original Term (months)                                Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
180                                            $72,477,395.05           1,146               99.25%         $63,243.80       10.048%
240                                                524,833.75              12                 0.72          43,736.15         9.720
360                                                 24,781.70               1                 0.03          24,781.70         9.990
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Original Term (months)                            Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
180                                                179              666                99.46%
240                                                237              660                 98.32
360                                                357              588                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Remaining Term to Stated Maturity for the Mortgage Loans*

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Range of Remaining Terms (months)                     Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
121  to  180                                   $72,477,395.05           1,146               99.25%         $63,243.80       10.048%
181  to  240                                       524,833.75              12                 0.72          43,736.15         9.720
301  to  360                                        24,781.70               1                 0.03          24,781.70         9.990
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Range of Remaining Terms (months)                 Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
121  to  180                                       179              666                99.46%
181  to  240                                       237              660                 98.32
301  to  360                                       357              588                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

-------------------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 179 Months

IO Term for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
IO Term (months)                                      Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
No IO                                          $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
IO Term (months)                                  Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
No IO                                              179              666                99.45%
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Property Types of Mortgaged Properties for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Property Type                                         Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Single Family Detached                         $49,906,322.34             793               68.34%         $62,933.57       10.052%
PUD                                             10,906,194.28             169                14.93          64,533.69        10.053
Condominium                                      7,838,970.55             139                10.73          56,395.47        10.039
2-4 Family                                       3,949,657.16              49                 5.41          80,605.25         9.928
Townhome                                           232,813.84               5                 0.32          46,562.77        11.358
Condominium Hi-Rise                                115,200.00               2                 0.16          57,600.00         9.137
Single Family Attached                              77,852.33               2                 0.11          38,926.17         8.507
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Property Type                                     Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
Single Family Detached                             179              662                99.46%
PUD                                                179              664                 99.58
Condominium                                        179              670                 99.76
2-4 Family                                         179              701                 98.52
Townhome                                           179              663                 98.77
Condominium Hi-Rise                                179              748                 96.34
Single Family Attached                             179              680                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Occupancy Status for the Mortgage Loans*

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Occupancy Status                                      Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Primary                                        $70,481,671.43           1,114               96.51%         $63,269.00       10.059%
Secondary                                        2,357,307.21              43                 3.23          54,821.10         9.684
Investment                                         188,031.86               2                 0.26          94,015.93         9.246
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Occupancy Status                                  Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
Primary                                            179              663                99.46%
Secondary                                          179              723                 99.65
Investment                                         178              727                 95.22
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

-------------------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Loan Purpose                                          Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Purchase                                       $61,532,827.87             980               84.26%         $62,788.60       10.068%
Cash Out Refi                                   10,582,856.18             162                14.49          65,326.27         9.920
Rate/Term Refi                                     911,326.45              17                 1.25          53,607.44         9.999
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Loan Purpose                                      Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
Purchase                                           179              668                99.60%
Cash Out Refi                                      181              653                 98.69
Rate/Term Refi                                     185              645                 98.40
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Credit Grade Categories for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Credit Grade                                          Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
A                                              $21,189,817.32             367               29.02%         $57,737.92       10.493%
AA                                              47,548,763.03             701                65.11          67,829.90         9.805
A-                                               4,226,044.45              89                 5.79          47,483.65        10.502
B+                                                  34,085.70               1                 0.05          34,085.70        10.250
C                                                   28,300.00               1                 0.04          28,300.00        10.750
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Credit Grade                                      Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
A                                                  179              629                99.19%
AA                                                 179              687                 99.56
A-                                                 180              605                 99.62
B+                                                 178              632                100.00
C                                                  179              610                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

Documentation Type for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Documentation Type                                    Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Stated                                         $44,545,060.47             660               61.00%         $67,492.52       10.301%
Full                                            17,808,716.07             354                24.39          50,307.11         9.756
1 Year Income                                    8,303,533.06             113                11.37          73,482.59         9.373
6 Months Bank Statement                          2,369,700.90              32                 3.24          74,053.15         9.767
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

Original Prepayment Penalty Term for the Mortgage Loans


                                               Weighted
                                                Average         Weighted              Weighted
Prepayment Period                             Remaining          Average               Average
Original Term (months)                             Term             FICO                  CLTV
-------------------------------------   ----------------   --------------      ----------------
No Prepay                                           179              664                99.34%
12                                                  180              665                 99.73
24                                                  179              668                 99.56
36                                                  178              650                 99.20
-------------------------------------   ----------------   --------------      ----------------
Total:                                              179              666                99.45%
=====================================   ================   ==============      ================

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                                     Percentage of
                                                                                          Loans by
                                                    Aggregate       Number of            Aggregate            Average      Weighted
                                                    Principal        Mortgage            Principal          Principal       Average
Geographic Distribution                               Balance           Loans              Balance            Balance        Coupon
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Arizona                                         $2,158,114.33              41                2.96%         $52,636.93       10.216%
California                                      34,063,179.58             398                46.64          85,585.88         9.820
Colorado                                           514,888.74              10                 0.71          51,488.87        10.155
Connecticut                                      1,282,714.36              21                 1.76          61,081.64        10.673
Delaware                                           125,388.77               2                 0.17          62,694.39        10.990
District of Columbia                               130,163.02               2                 0.18          65,081.51         9.440
Florida                                          3,809,632.57              83                 5.22          45,899.19        10.732
Georgia                                            531,650.13              16                 0.73          33,228.13        10.277
Idaho                                              202,276.27               5                 0.28          40,455.25         9.363
Illinois                                         2,221,102.99              45                 3.04          49,357.84        10.163
Iowa                                                20,389.42               1                 0.03          20,389.42         9.250
Kansas                                             131,942.52               4                 0.18          32,985.63        10.864
Kentucky                                            60,277.31               3                 0.08          20,092.44        10.877
Louisiana                                          350,994.59              15                 0.48          23,399.64        10.812
Maine                                               93,934.09               3                 0.13          31,311.36        10.449
Maryland                                         2,985,943.01              41                 4.09          72,827.88        10.528
Massachusetts                                    2,170,834.29              35                 2.97          62,023.84        10.040
Michigan                                           154,260.26               6                 0.21          25,710.04        10.828
Minnesota                                          315,835.30               4                 0.43          78,958.83        10.413
Mississippi                                         18,591.33               1                 0.03          18,591.33         9.750
Missouri                                           316,172.37               7                 0.43          45,167.48        10.988
Montana                                             70,551.55               2                 0.10          35,275.78         8.990
Nebraska                                            40,671.96               1                 0.06          40,671.96         9.990
Nevada                                           1,637,614.31              34                 2.24          48,165.13        10.354
New Hampshire                                      447,140.50               8                 0.61          55,892.56        10.945
New Jersey                                       2,195,947.01              37                 3.01          59,349.92        10.270
New Mexico                                          96,268.30               4                 0.13          24,067.08        10.292
New York                                         3,703,394.31              54                 5.07          68,581.38         9.998
North Carolina                                     474,456.62              10                 0.65          47,445.66        10.003
Ohio                                               116,904.15               5                 0.16          23,380.83        10.503
Oklahoma                                           157,199.19               4                 0.22          39,299.80        10.222
Oregon                                             240,749.53               4                 0.33          60,187.38        10.338
Pennsylvania                                       435,839.16              13                 0.60          33,526.09         9.757
Rhode Island                                       342,745.98               7                 0.47          48,963.71        10.222
South Carolina                                     313,619.03               7                 0.43          44,802.72        10.127
Tennessee                                          234,020.39              10                 0.32          23,402.04         8.552
Texas                                            3,178,776.63              91                 4.35          34,931.61         9.870
Utah                                               122,000.00               3                 0.17          40,666.67        10.943
Vermont                                             36,586.22               1                 0.05          36,586.22        10.750
Virginia                                         4,464,039.07              59                 6.11          75,661.68        10.547
Washington                                       2,822,265.58              53                 3.86          53,250.29         9.424
West Virginia                                       17,977.84               1                 0.02          17,977.84        10.515
Wisconsin                                          219,957.92               8                 0.30          27,494.74        10.675
-------------------------------------   ----------------------   -------------    -----------------    ---------------    ----------
Total:                                         $73,027,010.50           1,159              100.00%         $63,008.64       10.045%
=====================================   ======================   =============    =================    ===============    ==========

                                              Weighted
                                               Average         Weighted              Weighted
                                             Remaining          Average               Average
Geographic Distribution                           Term             FICO                  CLTV
-------------------------------------   ---------------   --------------      ----------------
Arizona                                            179              674                98.74%
California                                         179              673                 99.43
Colorado                                           179              660                100.00
Connecticut                                        179              638                 98.80
Delaware                                           178              630                100.00
District of Columbia                               179              674                100.00
Florida                                            179              660                 99.26
Georgia                                            179              653                 99.76
Idaho                                              178              679                100.00
Illinois                                           181              663                 99.60
Iowa                                               179              668                100.00
Kansas                                             190              663                100.00
Kentucky                                           178              602                100.00
Louisiana                                          179              635                 99.06
Maine                                              178              650                 99.54
Maryland                                           179              657                 99.84
Massachusetts                                      180              666                 99.47
Michigan                                           186              631                100.00
Minnesota                                          179              693                100.00
Mississippi                                        179              659                100.00
Missouri                                           179              615                100.00
Montana                                            179              675                100.00
Nebraska                                           179              740                100.00
Nevada                                             179              677                 99.62
New Hampshire                                      179              627                 99.25
New Jersey                                         179              663                 98.98
New Mexico                                         178              626                100.00
New York                                           179              657                 99.47
North Carolina                                     195              667                 99.32
Ohio                                               178              625                 98.24
Oklahoma                                           192              633                 99.87
Oregon                                             179              624                100.00
Pennsylvania                                       179              654                100.00
Rhode Island                                       179              672                100.00
South Carolina                                     179              697                100.00
Tennessee                                          178              607                 99.59
Texas                                              180              649                 99.96
Utah                                               179              621                100.00
Vermont                                            178              677                100.00
Virginia                                           179              660                 99.18
Washington                                         179              672                 99.71
West Virginia                                      238              672                100.00
Wisconsin                                          178              642                100.00
-------------------------------------   ---------------   --------------      ----------------
Total:                                             179              666                99.45%
=====================================   ===============   ==============      ================

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